UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2016

VALVOLINE INC.

(Exact name of registrant as specified in its charter)

Kentucky	001-37884	30-0939371
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3499 Blazer Parkway Lexington, KY	41012-0391
(Address of Principal Executive Offices)	(Zip Code)

(859) 357-7777

(Company’s telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth below under Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Company.

On November 29, 2016, Valvoline LLC (“Subsidiary”), a wholly owned subsidiary of Valvoline Inc. (“Company”), entered into a $125.0 million accounts receivable securitization facility (the “Securitization Facility”) pursuant to (i) a Sale Agreement, between Subsidiary and LEX Capital LLC, a wholly-owned “bankruptcy remote” special purpose subsidiary of Subsidiary (“Lex”) and (ii) a Transfer and Administration Agreement, among Lex, Subsidiary, as Master Servicer, a certain Conduit Investor, Uncommitted Investor, and Letter of Credit Issuer, certain Managing Agents, Administrators and Committed Investors, and PNC Bank National Association, as agent for various secured parties (the “Agent”).

Under the Sale Agreement, Subsidiary will sell, on an ongoing basis, substantially all of its accounts receivable, certain related assets and the right to the collections on those accounts receivable to Lex.

Under the terms of the Transfer and Administration Agreement, Lex may, from time to time, obtain up to $125.0 million (in the form of cash or letters of credit for the benefit of Subsidiary) from the Conduit Investor, the Uncommitted Investor and/or the Committed Investors (together the “Investors”) through the sale of an undivided interest in such accounts receivable, related assets and collections. The Transfer and Administration Agreement has a term of one year but is extendable at the discretion of the Investors. The Transfer and Administration Agreement contains various customary affirmative and negative covenants, and it also contains customary default and termination provisions which provide for acceleration of amounts owed under the Transfer and Administration Agreement upon the occurrence of certain specified events with respect to Lex or Subsidiary, including, but not limited to, the failure to pay interest (“yield”) and other amounts due, defaults on certain indebtedness, certain judgments, insolvency events, change in control, breach of certain financial covenants and breach of certain financial ratios designed to capture events negatively affecting the overall credit quality of the accounts receivable purchased by Lex.

Company has provided to the Investors a customary Parent Undertaking pursuant to which Company has agreed to guaranty the performance by Subsidiary of its obligations under the Sale Agreement and the Transfer and Administration Agreement. As is customary for such parent undertakings, Company’s liability specifically excludes the bad debt or the uncollectability of any accounts receivable purchased by Lex.

Pursuant to the Transfer and Administration Agreement, the yield paid by Lex will usually be based on (i) with respect to the Conduit Investor, the rate for commercial paper issued by the Conduit Investor plus a margin or (ii) for all other Investors, the 30 day LIBOR rate plus a margin. Different yield rates apply if Lex is in default, if accurate LIBOR rates are not available or if the Investors make fundings below a minimum size or on short notice. Lex will also be required to pay a facility fee, various letter of credit fees and agency fees.

Subsidiary will account for the Securitization Facility as a secured borrowing for accounting purposes and will treat the Securitization Facility as indebtedness for federal income tax purposes. Fundings under the Transfer and Administration Agreement will be repaid as accounts receivable are collected, with new fundings being advanced (through daily reinvestments) as new accounts receivable are originated by Subsidiary and sold to Lex, with settlement generally occurring monthly. Lex has the option to reduce the commitments under the Transfer and Administration Agreement pursuant to certain notice periods. Once sold to Lex, the accounts receivable, related assets and rights to collection described above will be separate and distinct from Subsidiary’s own assets and will not be available to its creditors should Subsidiary become insolvent. Substantially all of Lex’s assets have been pledged to the Agent in support of its obligations under the Transfer and Administration Agreement.

The foregoing summary of the Transfer and Administration Agreement, the Sale Agreement and the Parent Undertaking is qualified in its entirety by reference to the text of such agreements, which are filed as Exhibits 10.1, 10.2 and 10.3 hereto respectively and are incorporated herein by reference.

Item 8.01 Other Events

A copy of the press release issued by Company on December 2, 2016 announcing the entering into of the Securitization Facility and the execution of the Transfer and Administration Agreement, the Sale Agreement and the Parent Undertaking are attached hereto as Exhibit 99.1 and are hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Transfer and Administration Agreement, dated as of November 29, 2016, among Lex Capital LLC, Valvoline LLC, as Originator and initial Master Servicer, Gotham Funding Corporation, as a Conduit Investor and an Uncommitted Investor, PNC Bank National Association, as the Agent, a Letter of Credit Issuer, a Managing Agent, and a Committed Investor, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Managing Agent, an Administrator and a Committed Investor, PNC Bank Capital Markets LLC as Structuring Agent and The Various Investor Groups, Managing Agents, Letter of Credit Issuers and Administrators From Time to Time Parties thereto.

10.2	Sale Agreement, dated as of November 29, 2016, between Valvoline LLC and Lex Capital LLC.

10.3	Parent Undertaking, dated as of November 29, 2016, by Valvoline Inc. in favor of PNC Bank National Association and the Secured Parties.

99.1	News Release dated December 2, 2016.

Forward Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “objectives,” “may,” “will,” “should,” “plans” and “intends” and the negative of these words or other comparable terminology. In addition, the Company may from time to time make forward-looking statements in its annual reports, quarterly reports and other filings with the SEC, news releases and other written and oral communications. These forward-looking statements are based on the Company’s expectations and assumptions, as of the date such statements are made, regarding the Company’s future operating performance and financial condition, the separation of Ashland’s specialty chemicals business and Valvoline business (the “separation”), the expected timetable for completing the separation and the Company’s strategic and competitive advantages and future opportunities, as well as the economy and other future events or circumstances. These expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: the Company’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect its future cash flows, results of operations, financial condition and its ability to repay debt) and other liabilities; the strength of the Company’s reputation and brand; demand for the Company’s products and services; sales growth in emerging markets; the prices and margins of the Company’s products and services; the Company’s ability to develop and successfully market new products and implement its digital platforms; the Company’s ability to retain its largest customers; potential product liability claims; achievement of the expected benefits of the Company’s initial public offering or the separation; operating as a standalone public company; the Company’s ongoing relationship with Ashland; failure, caused by the Company, of Ashland’s proposed spin-off of the Company to qualify for tax-free treatment, which may result in significant tax liabilities to Ashland for which the Company may be required to indemnify Ashland; and the impact of acquisitions and/or divestitures the Company has made or may make (including the possibility that it may not realize the anticipated benefits from such transactions). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting the Company that are described in the Company’s Registration Statement on Form S-1, as amended from time to time, under the caption “Risk Factors,” filed with the SEC and available on the SEC’s website at http://www.sec.gov. The Company believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, the Company undertakes no obligation to update any forward-looking statements made in this Form 8-K whether as a result of new information, future event or otherwise. Information on the Company’s website is not incorporated into or a part of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALVOLINE INC.
(Company)

Date: December 2, 2016	By:	/s/ Julie M. O’Daniel
	Name:	Julie M. O’Daniel
	Title:	General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Transfer and Administration Agreement, dated as of November 29, 2016, among LEX Capital LLC, Valvoline LLC, as Originator and initial Master Servicer, Gotham Funding Corporation, as a Conduit Investor and an Uncommitted Investor, PNC Bank National Association, as the Agent, a Letter of Credit Issuer, a Managing Agent, and a Committed Investor, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Managing Agent, an Administrator and a Committed Investor, PNC Bank Capital Markets LLC as Structuring Agent and The Various Investor Groups, Managing Agents, Letter of Credit Issuers and Administrators From Time to Time Parties thereto.

10.2	Sale Agreement, dated as of November 29, 2016, between Valvoline LLC and LEX Capital LLC.

10.3	Parent Undertaking, dated as of November 29, 2016, by Valvoline Inc. in favor of PNC Bank National Association and the Secured Parties.

99.1	News Release dated December 2, 2016.